UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) September 18, 2002
                                                        ------------------


                    Pacific Gulf Properties Liquidating Trust
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                       1-12768*                41-6493035
          --------                       --------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


                 Sixth & Marquette, Minneapolis, Minnesota 55479
                 -----------------------------------------------
              (Address and zip code of principal executive offices)


       Registrant's telephone number, including area code: (612) 316-1445




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* Pacific Gulf Properties Liquidating Trust is the distributee of certain assets and liabilities of Pacific Gulf Properties Inc. and files reports under the latter's 1934 Act file number.

Item 5.  Other Events and Regulation FD Disclosure.
         ------------------------------------------

         The trust will be making a second distribution to beneficiaries on September 18, 2002, at a rate of $0.75 per share.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 12, 2002                       PACIFIC GULF PROPERTIES
                                                LIQUIDATING TRUST

                                                By Wells Fargo Bank Minnesota,
                                                National Association, as Trustee


                                                By /s/ Timothy P. Mowdy
                                                   --------------------
                                                Name: Timothy P. Mowdy

                                                Title: Assistant Vice President





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